SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                     FORM 8K

                                  -------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2001
                                                         ----------------


                         COMMUNITY BANCORP OF NEW JERSEY
                 ----------------------------------------------
                 (Name of Small Business Issuer in Its Charter)


          NEW JERSEY                                    22-3495574
--------------------------------           ------------------------------------
(State or Other Jurisdiction of            (I.R.S. Employee Identification No.)
 Incorporation or Organization)


         3535 Highway 9 North, Freehold, New Jersey           07728
         ------------------------------------------         ----------
          (Address of Principal Executive Offices)          (Zip Code)


                                 (732) 863-9000
                           ---------------------------
                           (Issuer's Telephone Number)

Item 5.  Other Events
         ------------

         On January 16, 2001, the Registrant issued a press release announcing results of operations as of December 31, 2000.


Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.


         Exhibit No.      Description
         -----------      -----------

         99(a) Press release issued January 16, 2001 announcing results as of operations as of December 31, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bancorp of New Jersey has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            COMMUNITY BANCORP OF NEW JERSEY
                                            -------------------------------
                                                     (Registrant)



Dated: January 22, 2001                     By:  /s/ Robert D. O'Donnell
                                               -------------------------------
                                                     ROBERT D. O'DONNELL
                                                      President and CEO

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.            Description                         Page Number
-----------            -----------                         -----------
99(a)                  Press release announcing               5-10
                       results of operations as of
                       December 31, 2000.